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                                                                    Exhibit 10.2

                             LETTER AMENDMENT NO. 1

                                    Dated as of August 13, 2003

To the banks, financial institutions
   and other institutional lenders
   (collectively, the "Lenders") parties
                       -------
   to the Credit Agreement referred to
   below and to Citibank, N.A., as agent
   (the "Agent") for the Lenders

Ladies and Gentlemen:

     We refer to the Five Year Credit Agreement dated as of June 27, 2003 (the "Credit Agreement") among the undersigned and you. Capitalized terms not
 ----------------
otherwise defined in this Letter Amendment have the same meanings as specified in the Credit Agreement.

     Section 2.01(b) of the Credit Agreement contemplates that Letters of Credit issued in favor of an Italian tax authority may be issued with an expiration date not later than five years after the issuance thereof. The Borrower has become aware that the Italian tax authority will require that certain letters of credit issued in its favor have an expiration date later than five years after the issuance thereof. Accordingly, we hereby request that the Credit Agreement be amended to permit letters of credit issued in favor of the Italian tax authority to have an expiration date up to six years after the issuance thereof.

     You have indicated your willingness, on the terms and conditions stated below, to so agree. Accordingly, it is hereby agreed by you and us that (a) the third sentence of Section 2.01(b) of the Credit Agreement is, effective as of the date of this Letter Amendment, hereby amended by deleting the phrase "five years after the issuance thereof" and substituting therefor the phrase "six years after the issuance thereof" and (b) the parenthetical in Section 2.03(a)(i)(C) is amended in full to read "(which, except as otherwise permitted by Section 2.01(b), shall not be later than the earlier of (x) one year after the issuance thereof and (y) ten Business Days prior to the Termination Date)".

     This Letter Amendment shall become effective as of the date first above written when, and only when, on or before August 20, 2003, the Agent shall have received counterparts of this Letter Amendment executed by the undersigned and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Agent that such Lender has executed this Letter Amendment. This Letter Amendment is subject to the provisions of Section 9.01 of the Credit Agreement.

     On and after the effectiveness of this Letter Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Letter Amendment.

     The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Letter Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Letter Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any

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Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

     If you agree to the terms and provisions hereof, please evidence such agreement by executing and returning at least two counterparts of this Letter Amendment to Susan L. Hobart at Shearman & Sterling LLP, 599 Lexington Avenue, New York, New York 10022.

     This Letter Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Letter Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Letter Amendment.

     This Letter Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                                        Very truly yours,

                                        NEWS AMERICA INCORPORATED

                                        By: /s/ Paula M. Wardynski
                                            ------------------------------
                                            Name: Paula M. Wardynski
                                            Title: Vice President

                                        FEG HOLDINGS, INC.

                                        By: /s/ Paula M. Wardynski
                                            ------------------------------
                                            Name: Paula M. Wardynski
                                            Title: Vice President

                                        FOX ENTERTAINMENT GROUP, INC.

                                        By: /s/ Paula M. Wardynski
                                            ------------------------------
                                            Name: Paula M. Wardynski
                                            Title: Vice President

                                        NEWS AMERICA MARKETING FSI, INC.

                                        By: /s/ Paula M. Wardynski
                                            ------------------------------
                                            Name: Paula M. Wardynski
                                            Title: Vice President

                                        NEWS PUBLISHING AUSTRALIA LIMITED

                                        By: /s/ Paula M. Wardynski
                                            ------------------------------
                                            Name: Paula M. Wardynski
                                            Title: Vice President

                                        THE NEWS CORPORATION LIMITED

                                        By: /s/ Paula M. Wardynski
                                            ------------------------------
                                            Name: Paula M. Wardynski
                                            Title: Authorized Signatory

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Agreed as of the date first above written:

CITIBANK, N.A.

By: /s/
    ------------------------------
    Name:
    Title:

JPMORGAN CHASE BANK

By: /s/ Joan M. Fitzgibbon
    ------------------------------
    Name: Joan M. Fitzgibbon
    Title: Managing Director

BANK OF AMERICA, N.A.

By: /s/ Thomas J. Kane
    ------------------------------
    Name: Thomas J. Kane
    Title: Principal

BNP PARIBAS

By: /s/ Nuala Marley
    ------------------------------
    Name: Nuala Marley
    Title: Director

By: /s/ Todd Rodgers
    ------------------------------
    Name: Todd Rodgers
    Title: Vice President

HSBC BANK PLC

By: /s/ Jeffrey Rothman
    ------------------------------
    Name: Jeffrey Rothman
    Title: Senior Banker

HSBC BANK PLC

By: /s/
    ------------------------------
    Name:
    Title:

LLOYDS TSB BANK PLC

By: /s/ Richard M. Heath
    ------------------------------
    Name: Richard M. Heath
    Title: Vice President,
           Corporate Banking, USA

By: /s/ Catherine Rankin
    ------------------------------
    Name: Catherine Rankin
    Title: Assistant Vice President,
           Corporate Banking, USA R027

NATIONAL AUSTRALIA BANK LIMITED

By: /s/ Gerald Wight
    ------------------------------
    Name: Gerald Wight
    Title: Director

ABN AMRO BANK N.V.

By: /s/ David Carrington
    ------------------------------
    Name: David Carrington
    Title: Group Vice President

By: /s/ Shilpa Parandekar
    ------------------------------
    Name: Shilpa Parandekar
    Title: Vice President

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DRESDNER BANK AG, NEW YORK BRANCH

By: /s/ Brian Schneider
    ----------------------------
    Name:  Brian Schneider
    Title: Vice President

By: /s/ Brian Smith
    --------------------------
    Name:  Brian Smith
    Title: Director


FLEET NATIONAL BANK

By: /s/
    ----------------------------
    Name:
    Title:


THE BANK OF NOVA SCOTIA

By: /s/ Ian A. Hodgart
    ----------------------------
    Name:  Ian A. Hodgart
    Title: Authorized Signatory


CREDIT LYONNAIS

By: /s/
    ----------------------------
    Name:
    Title:


THE BANK OF NEW YORK

By: /s/ John C. Lambert
    ----------------------------
    Name:  John C.Lambert
    Title: Senior Vice President


COMMONWEALTH BANK OF AUSTRALIA
GRAND CAYMAN BRANCH

By: /s/
    ----------------------------
    Name:
    Title:


WESTPAC BANKING CORPORATION

By: /s/ Lisa Porter
    ---------------------------
    Name:  Lisa Porter
    Title: Vice President